CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

     INITIAL PURCHASE PAYMENT:  $[10,000]

     MINIMUM ADDITIONAL
           PURCHASE PAYMENT:    $[50]

     MAXIMUM TOTAL
           PURCHASE PAYMENTS:   $[1 million; higher amounts may be accepted with
                                our approval]


[MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is [1.40]% which is the annualized rate.]

[During the Accumulation Phase, the total M&E Charge is [1.70]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]]

[Please refer to the optional benefit Contract Schedule for applicable Mortality and Expense Risk Charges.]

MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:

Benefit                                                      Maximum M&E Charge
             [[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus Payments after issue, [1.50]%
             or for single Lifetime Plus Payments if you reset the 5% Annual Increase, or if you selected joint Lifetime
             Plus Payments and you drop a Covered Person]
             [LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus Payments after issue,   [1.65]%
             or for joint Lifetime Plus Payments if you reset the 5% Annual Increase]
             [LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with single Lifetime Plus Payments after   [1.60]%
             issue, or for single Lifetime Plus Payments if you receive an automatic reset of the Enhanced 5% Annual
             Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person]
             [LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with joint Lifetime Plus Payments after    [1.75]%
             issue, or for joint Lifetime Plus Payments if you receive an automatic reset of the Enhanced 5% Annual
             Increase]
             [LIFETIME PLUS 10 BENEFIT:  if you add the Lifetime Plus 10 Benefit with single Lifetime Plus Payments after   [1.60]%
             issue, or for single Lifetime Plus Payments if you receive an automatic reset of the 10% Annual Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person]
             [LIFETIME PLUS 10 BENEFIT:  if you add the Lifetime Plus 10 Benefit with joint Lifetime Plus Payments after    [1.75]%]
             issue or for joint Lifetime Plus Payments if you receive an automatic reset of the 10% Annual Increase]

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $[50.00] each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value.


S40776                                  3                            [Base]

During the Accumulation Phase, we do not deduct the Contract Maintenance Charge if your Contract Value at the time we are to deduct the charge is at least $[100,000]. If you take a total withdrawal on a date other than a Contract Anniversary we deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we determine the total Contract Value for all of the contracts. If the total value for all of the contracts is at least $[100,000] at the time we are to deduct the charge, we do not assess the Contract Maintenance Charge. If the Contract Owner is a non-individual, we look to the Annuitant to determine if we assess the charge.

During the Annuity Phase, we deduct the Contract Maintenance Charge proportionately from each Annuity Payment. During the Annuity Phase, if the total Contract Value for all the Owner's contracts is at least $[100,000] on the Income Date, we do not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. We reserve the right to change this. You are currently allowed [12] free transfers each Contract Year. This applies to transfers during both the Accumulation Phase and Annuity Phase.

TRANSFER FEE: We reserve the right to charge a fee of $[25] for each transfer you make in excess of the free transfers permitted. We do not count transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn on a first-in-first-out (FIFO) basis. We calculate the charge at the time of each withdrawal. We take withdrawals from your contract in the following order.
1.Purchase Payments that are beyond the withdrawal charge period shown below. 2.Purchase Payments that are available under the Free Withdrawal Privilege. We do not assess a Withdrawal Charge on these payments.
3.Purchase Payments that are within the withdrawal charge period shown below on a FIFO basis.
4.Any contract earnings.  We do not assess a Withdrawal Charge on earnings.

           WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

    Number of Complete Years Since Receipt of Purchase Payment       Charge
                                                                         [0  8.5%
                                                                          1  8.5%
                                                                          2  7.5%
                                                                          3  6.5%
                                                                          4   5%
                                                                          5   4%
                                6                                        3%
                         7 years or more                                 0%]

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase, you can take multiple withdrawals that when added together do not exceed [12]% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative. If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege.

MINIMUM PARTIAL WITHDRAWAL: $[500]

MINIMUM  CONTRACT  VALUE  THAT  MUST  REMAIN  IN  THE  CONTRACT AFTER A  PARTIAL
WITHDRAWAL:  $[2,000]

MINIMUM ANNUITY PAYMENT: $[100]

S40776                                [3A]                           [Base]

RIDERS:
     [Lifetime Plus Benefit Rider]
     [Lifetime Plus II Benefit Rider]
     [Lifetime Plus 10 Benefit Rider]
     [Asset Allocation Rider]
     [Target Date Retirement Benefit Rider]
     [Target Benefit Asset Allocation Rider]
     [Quarterly Value Death Benefit Rider]
     [Waiver of Withdrawal Charge Rider]
     [Individual Retirement Annuity Endorsement]
     [Roth Individual Retirement Annuity Endorsement]
     [Unisex Endorsement]
     [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER: [ALLIANZ] SERVICE CENTER
                [P.O. Box 1122
                Southeastern, PA 19398-1122
                800-624-0197]



S40776                                [3B]                               [Base]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 depends on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 depends on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options are provided upon request.

                                   TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
                                                       FIXED ANNUITY OPTIONS
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4       OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS
                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE FEMALE
                                                                                    SAME AGE              SAME AGE
               30                2.85   2.72   2.84   2.72    2.84   2.71             2.61                  2.61        2.81  2.70
               40                3.17   2.97   3.16   2.97    3.14   2.96             2.82                  2.82        3.10  2.94
               50                3.67   3.38   3.65   3.37    3.58   3.34             3.14                  3.14        3.51  3.29
               60                4.50   4.03   4.43   4.01    4.18   3.90             3.67                  3.67        4.13  3.84
               70                6.03   5.23   5.70   5.10    4.83   4.62             4.59                  4.58        5.11  4.72
               80                8.92   7.68   7.43   6.88    5.21   5.16             6.40                  6.21        6.66  6.18
               90                14.75 13.12   8.94   8.74    5.27   5.27             10.23                 8.42        9.39  8.81


                            TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
                                    VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4        OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS

                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE  FEMALE
                                                                                    SAME AGE              SAME AGE
               30                4.46   4.36   4.46   4.35    4.45   4.35             4.27                  4.27        4.44   4.35
               40                4.72   4.55   4.71   4.55    4.68   4.53             4.41                  4.41        4.68   4.53
               50                5.18   4.89   5.14   4.87    5.04   4.83             4.65                  4.65        5.06   4.83
               60                5.96   5.49   5.86   5.45    5.56   5.31             5.10                  5.10        5.70   5.36
               70                7.49   6.65   7.07   6.47    6.13   5.94             5.96                  5.94        6.77   6.27
               80                10.42  9.12   8.68   8.16    6.46   6.41             7.72                  7.50        8.54   7.94
               90                16.30 14.63  10.08   9.89    6.51   6.51             11.54                 9.58        11.63 10.92


S40776                                [3C]                           [Base]

                               CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

     INITIAL PURCHASE PAYMENT:  $[10,000]

     MINIMUM ADDITIONAL
           PURCHASE PAYMENT:    $[50]

     MAXIMUM TOTAL
           PURCHASE PAYMENTS:   $[1 million; higher amounts may be accepted with
                                our approval]

BONUS RATE:  [6]%

BONUS VESTING SCHEDULE:

--------------------------------------------------------------------------------
[Number of Complete Years Since Purchase Payment Receipt|     Vesting Percentage
--------------------------------------------------------------------------------
                           0                            |          0%
--------------------------------------------------------------------------------
                           1                            |          35%
--------------------------------------------------------------------------------
                           2                            |          70%
--------------------------------------------------------------------------------
                            3+                          |         100%]
--------------------------------------------------------------------------------

[MORTALITY AND EXPENSE RISK [M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is [1.70]% which is the annualized rate.]

[During the Accumulation Phase, the total M&E Charge is [2.00]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit.]

[During the Annuity Phase, the M&E Charge is [1.70]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]]

[Please refer to the optional benefit Contract Schedule for applicable Mortality and Expense Risk Charges.]

MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:

Benefit                                                      Maximum M&E Charge
             [[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus Payments after issue,  [1.50]%
             or for single Lifetime Plus Payments if you reset the 5% Annual Increase, or if you selected joint Lifetime
             Plus Payments and you drop a Covered Person]
             [LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus Payments after issue, or [1.65]%
             for joint Lifetime Plus Payments if you reset the 5% Annual Increase]
             [LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with single Lifetime Plus Payments after    [1.60]%
             issue, or for single Lifetime Plus Payments if you receive an automatic reset of the Enhanced 5% Annual
             Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person]
             [LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with joint Lifetime Plus Payments after     [1.75]%
             issue, or for joint Lifetime Plus Payments if you receive an automatic reset of the Enhanced 5% Annual
             Increase]

S40777                               3                              [Bonus]

[LIFETIME PLUS 10 BENEFIT:  if you add the Lifetime Plus 10 Benefit with single Lifetime Plus Payments after issue, or for [1.60]%
single Lifetime Plus Payments if you receive an automatic reset of the 10% Annual Increase, or if you selected joint
Lifetime Plus Payments and you drop a Covered Person]
[LIFETIME PLUS 10 BENEFIT:  if you add the Lifetime Plus 10 Benefit with joint Lifetime Plus Payments after issue or for   [1.75]% ]
joint Lifetime Plus Payments if you receive an automatic reset of the 10% Annual Increase]

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $[50.00] each Contract Year. We deduct the Contract Maintenance Charge from the Bonus Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Bonus Value in each Investment Option relative to the total Bonus Value.

During the Accumulation Phase, we do not deduct the Contract Maintenance Charge if your Bonus Value at the time we are to deduct the charge is at least $[100,000]. If you take a total withdrawal on a date other than a Contract Anniversary we deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we determine the total Bonus Value for all of the contracts. If the total value for all of the contracts is at least $[100,000] at the time we are to deduct the charge, we do not assess the Contract Maintenance Charge. If the Contract Owner is a non-individual, we look to the Annuitant to determine if we assess the charge.

During the Annuity Phase, we deduct the Contract Maintenance Charge proportionately from each Annuity Payment. During the Annuity Phase, if the total Contract Value for all the Owner's contracts is at least $[100,000] on the Income Date, we do not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. We reserve the right to change this. You are currently allowed [12] free transfers each Contract Year. This applies to transfers during both the Accumulation Phase and Annuity Phase.

TRANSFER FEE: We reserve the right to charge a fee of $[25] for each transfer you make in excess of the free transfers permitted. We do not count transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn on a first-in-first-out (FIFO) basis. We calculate the charge at the time of each withdrawal. We take withdrawals from your contract in the following order.
1.Purchase Payments that are beyond the withdrawal charge period shown below. 2.Purchase Payments that are available under the Free Withdrawal Privilege. We do not assess a Withdrawal Charge on these payments.
3.Purchase Payments that are within the withdrawal charge period shown below on a FIFO basis.
4.Any contract earnings. We do not assess a Withdrawal Charge on earnings. We treat the Bonus and any earnings on the Bonus as contract earnings.

S40777                             [3A]                             [Bonus]

           WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since Receipt of Purchase Payment          Charge
                                                                      [0        8.5%
                                                                       1        8.5%
                                                                       2        8.5%
                                                                       3         8%
                                                                       4         7%
                                                                       5         6%
                                                                       6         5%
                                                                       7         4%
                                                                       8         3%
                                                                9 years or more  0%]


FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase, you can take multiple withdrawals that when added together do not exceed [12]% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative. If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege.

MINIMUM PARTIAL WITHDRAWAL:  $[500]

MINIMUM  CONTRACT  VALUE  THAT  MUST  REMAIN  IN  THE  CONTRACT AFTER A  PARTIAL
WITHDRAWAL:  $[2,000]

MINIMUM ANNUITY PAYMENT: $[100]

RIDERS:
     [Lifetime Plus Benefit Rider]
     [Lifetime Plus II Benefit Rider]
     [Lifetime Plus 10 Benefit Rider]
     [Asset Allocation Rider]
     [Target Date Retirement Benefit Rider]
     [Target Benefit Asset Allocation Rider]
     [Quarterly Value Death Benefit Rider]
     [Waiver of Withdrawal Charge Rider
     [Individual Retirement Annuity Endorsement]
     [Roth Individual Retirement Annuity Endorsement]
     [Unisex Endorsement]
     [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER: [ALLIANZ] SERVICE CENTER
                [P.O. Box 1122
                Southeastern, PA 19398-1122
                800-624-0197]


S40777                             [3B]                             [Bonus]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 depends on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 depends on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options are provided upon request.

                                   TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
                                                       FIXED ANNUITY OPTIONS
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4       OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS
                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE FEMALE
                                                                                    SAME AGE              SAME AGE
               30                2.85   2.72   2.84   2.72    2.84   2.71             2.61                  2.61        2.81  2.70
               40                3.17   2.97   3.16   2.97    3.14   2.96             2.82                  2.82        3.10  2.94
               50                3.67   3.38   3.65   3.37    3.58   3.34             3.14                  3.14        3.51  3.29
               60                4.50   4.03   4.43   4.01    4.18   3.90             3.67                  3.67        4.13  3.84
               70                6.03   5.23   5.70   5.10    4.83   4.62             4.59                  4.58        5.11  4.72
               80                8.92   7.68   7.43   6.88    5.21   5.16             6.40                  6.21        6.66  6.18
               90                14.75 13.12   8.94   8.74    5.27   5.27             10.23                 8.42        9.39  8.81

                            TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
                                    VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4        OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS

                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE  FEMALE
                                                                                    SAME AGE              SAME AGE
               30                4.46   4.36   4.46   4.35    4.45   4.35             4.27                  4.27        4.44   4.35
               40                4.72   4.55   4.71   4.55    4.68   4.53             4.41                  4.41        4.68   4.53
               50                5.18   4.89   5.14   4.87    5.04   4.83             4.65                  4.65        5.06   4.83
               60                5.96   5.49   5.86   5.45    5.56   5.31             5.10                  5.10        5.70   5.36
               70                7.49   6.65   7.07   6.47    6.13   5.94             5.96                  5.94        6.77   6.27
               80                10.42  9.12   8.68   8.16    6.46   6.41             7.72                  7.50        8.54   7.94
               90                16.30 14.63  10.08   9.89    6.51   6.51             11.54                 9.58        11.63 10.92


S40777                             [3C]                             [Bonus]

                               CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

     INITIAL PURCHASE PAYMENT:  $[25,000]

     MINIMUM ADDITIONAL
           PURCHASE PAYMENT:    $[50]

     MAXIMUM TOTAL
           PURCHASE PAYMENTS:   $[1 million; higher amounts may be accepted with
                                our approval]

Please refer to the Contract Schedule for the Required Benefit Rider for applicable Mortality and Expense Risk Charges.

MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:

Benefit                                                      Maximum M&E Charge
             [[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus Payments after issue, [1.50]%
             or for single Lifetime Plus Payments if you reset the 5% Annual Increase, or if you selected joint Lifetime
             Plus Payments and you drop a Covered Person]
             [LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus Payments after issue,   [1.65]%
             or for joint Lifetime Plus Payments if you reset the 5% Annual Increase]
             [LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with single Lifetime Plus Payments after   [1.60]%
             issue, or for single Lifetime Plus Payments if you receive an automatic reset of the Enhanced 5% Annual
             Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person]
             [LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with joint Lifetime Plus Payments after    [1.75]%
             issue, or for joint Lifetime Plus Payments if you receive an automatic reset of the Enhanced 5% Annual
             Increase]
             [LIFETIME PLUS 10 BENEFIT:  if you add the Lifetime Plus 10 Benefit with single Lifetime Plus Payments after   [1.60]%
             issue, or for single Lifetime Plus Payments if you receive an automatic reset of the 10% Annual Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person]
             [LIFETIME PLUS 10 BENEFIT:  if you add the Lifetime Plus 10 Benefit with joint Lifetime Plus Payments after    [1.75]%]
             issue or for joint Lifetime Plus Payments if you receive an automatic reset of the 10% Annual Increase]

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $[50.00] each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value.

During the Accumulation Phase, we do not deduct the Contract Maintenance Charge if your Contract Value at the time we are to deduct the charge is at least $[100,000]. If you take a total withdrawal on a date other than a Contract Anniversary we deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we determine the total Contract Value for all of the contracts. If the total value for all of the contracts is at least $[100,000] at the time we are to deduct the charge, we do not assess the Contract Maintenance Charge. If the Contract Owner is a non-individual, we look to the Annuitant to determine if we assess the charge.

During the Annuity Phase, we deduct the Contract Maintenance Charge proportionately from each Annuity Payment. During the Annuity Phase, if the total Contract Value for all the Owner's contracts is at least $[100,000] on the Income Date, we do not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. We reserve the right to change this. You are currently allowed [12] free transfers each Contract Year. This applies to transfers during both the Accumulation Phase and Annuity Phase.

TRANSFER FEE: We reserve the right to charge a fee of $[25] for each transfer you make in excess of the free transfers permitted. We do not count transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee in determining the application of the Transfer Fee.

WITHDRAWAL CHARGE: NONE

MINIMUM PARTIAL WITHDRAWAL: $[500]

MINIMUM  CONTRACT VALUE THAT  MUST  REMAIN  IN  THE  CONTRACT  AFTER  A  PARTIAL
WITHDRAWAL:  $[2,000]

MINIMUM ANNUITY PAYMENT: $[100]

REQUIRED BENEFIT RIDER: [Target Date Retirement Benefit Rider, Lifetime Plus Benefit Rider, Lifetime Plus II Benefit Rider, or Lifetime Plus 10 Benefit Rider]

RIDERS:
     [Lifetime Plus Benefit Rider]
     [Lifetime Plus II Benefit Rider]
     [Lifetime Plus 10 Benefit Rider]
     [Asset Allocation Rider]
     [Target Date Retirement Benefit Rider]
     [Target Benefit Asset Allocation Rider]
     [Quarterly Value Death Benefit Rider]
     [Waiver of Withdrawal Charge Rider]
     [Individual Retirement Annuity Endorsement]
     [Roth Individual Retirement Annuity Endorsement]
     [Unisex Endorsement]
     [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER: [ALLIANZ] SERVICE CENTER
                [P.O. Box 1122
                Southeastern, PA 19398-1122
                800-624-0197]


S40778                             [3A]                             [No WC]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 depends on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 depends on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options are provided upon request.

                                   TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
                                                       FIXED ANNUITY OPTIONS
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4       OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS
                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE FEMALE
                                                                                    SAME AGE              SAME AGE
               30                2.85   2.72   2.84   2.72    2.84   2.71             2.61                  2.61        2.81  2.70
               40                3.17   2.97   3.16   2.97    3.14   2.96             2.82                  2.82        3.10  2.94
               50                3.67   3.38   3.65   3.37    3.58   3.34             3.14                  3.14        3.51  3.29
               60                4.50   4.03   4.43   4.01    4.18   3.90             3.67                  3.67        4.13  3.84
               70                6.03   5.23   5.70   5.10    4.83   4.62             4.59                  4.58        5.11  4.72
               80                8.92   7.68   7.43   6.88    5.21   5.16             6.40                  6.21        6.66  6.18
               90                14.75 13.12   8.94   8.74    5.27   5.27             10.23                 8.42        9.39  8.81

                            TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
                                    VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4        OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS

                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE  FEMALE
                                                                                    SAME AGE              SAME AGE
               30                4.46   4.36   4.46   4.35    4.45   4.35             4.27                  4.27        4.44   4.35
               40                4.72   4.55   4.71   4.55    4.68   4.53             4.41                  4.41        4.68   4.53
               50                5.18   4.89   5.14   4.87    5.04   4.83             4.65                  4.65        5.06   4.83
               60                5.96   5.49   5.86   5.45    5.56   5.31             5.10                  5.10        5.70   5.36
               70                7.49   6.65   7.07   6.47    6.13   5.94             5.96                  5.94        6.77   6.27
               80                10.42  9.12   8.68   8.16    6.46   6.41             7.72                  7.50        8.54   7.94
               90                16.30 14.63  10.08   9.89    6.51   6.51             11.54                 9.58        11.63 10.92


S40778                             [3B]                             [No WC]

                               CONTRACT SCHEDULE

OWNER: [John Doe]                    CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]             ISSUE DATE:  [04/15/07]
ANNUITANT:  [John Doe]               INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

     INITIAL PURCHASE PAYMENT:  $[10,000]

     MINIMUM ADDITIONAL
           PURCHASE PAYMENT:    $[50]

     MAXIMUM TOTAL
           PURCHASE PAYMENTS:   $[1 million; higher amounts may be accepted with
                                our approval]


[MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is [1.65]% which is the annualized rate.]

[During the Accumulation Phase, the total M&E Charge is [1.95]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]]

[Please refer to the optional benefit Contract Schedule for applicable Mortality and Expense Risk Charges.]

MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:

Benefit                                                      Maximum M&E Charge
             [[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus Payments after issue, [1.50]%
             or for single Lifetime Plus Payments if you reset the 5% Annual Increase, or if you selected joint Lifetime
             Plus Payments and you drop a Covered Person]
             [LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus Payments after issue,   [1.65]%
             or for joint Lifetime Plus Payments if you reset the 5% Annual Increase]
             [LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with single Lifetime Plus Payments after   [1.60]%
             issue, or for single Lifetime Plus Payments if you receive an automatic reset of the Enhanced 5% Annual
             Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person]
             [LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with joint Lifetime Plus Payments after    [1.75]%
             issue, or for joint Lifetime Plus Payments if you receive an automatic reset of the Enhanced 5% Annual
             Increase]
             [LIFETIME PLUS 10 BENEFIT:  if you add the Lifetime Plus 10 Benefit with single Lifetime Plus Payments after   [1.60]%
             issue, or for single Lifetime Plus Payments if you receive an automatic reset of the 10% Annual Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person]
             [LIFETIME PLUS 10 BENEFIT:  if you add the Lifetime Plus 10 Benefit with joint Lifetime Plus Payments after    [1.75]%
             issue or for joint Lifetime Plus Payments if you receive an automatic reset of the 10% Annual Increase]        ]

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $[50.00] each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value.

During the Accumulation Phase, we do not deduct the Contract Maintenance Charge if your Contract Value at the time we are to deduct the charge is at least $[100,000]. If you take a total withdrawal on a date other than a Contract Anniversary we deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we determine the total Contract Value for all of the contracts. If the total value for all of the contracts is at least $[100,000] at the time we are to deduct the charge, we do not assess the Contract Maintenance Charge. If the Contract Owner is a non-individual, we look to the Annuitant to determine if we assess the charge.

During the Annuity Phase, we deduct the Contract Maintenance Charge proportionately from each Annuity Payment. During the Annuity Phase, if the total Contract Value for all the Owner's contracts is at least $[100,000] on the Income Date, we do not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. We reserve the right to change this. You are currently allowed [12] free transfers each Contract Year. This applies to transfers during both the Accumulation Phase and Annuity Phase.

TRANSFER FEE: We reserve the right to charge a fee of $[25] for each transfer you make in excess of the free transfers permitted. We do not count transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn on a first-in-first-out (FIFO) basis. We calculate the charge at the time of each withdrawal. We take withdrawals from your contract in the following order.
1.Purchase Payments that are beyond the withdrawal charge period shown below. 2.Purchase Payments that are available under the Free Withdrawal Privilege. We do not assess a Withdrawal Charge on these payments.
3.Purchase Payments that are within the withdrawal charge period shown below on a FIFO basis.
4.  Any contract earnings.  We do not assess a Withdrawal Charge on earnings.

           WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since Receipt of Purchase Payment          Charge
                                                                      [0        8.5%
                                                                       1        7.5%
                                                                       2        5.5%
                                                                       3         3%
                                                                4 years or more  0%]

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase, you can take multiple withdrawals that when added together do not exceed [12]% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative. If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege.

MINIMUM PARTIAL WITHDRAWAL:  $[500]

MINIMUM  CONTRACT  VALUE  THAT  MUST  REMAIN  IN  THE  CONTRACT AFTER A  PARTIAL
WITHDRAWAL:  $[2,000]

MINIMUM ANNUITY PAYMENT: $[100]

RIDERS:
     [Lifetime Plus Benefit Rider]
     [Lifetime Plus II Benefit Rider]
     [Lifetime Plus 10 Benefit Rider]
     [Asset Allocation Rider]
     [Target Date Retirement Benefit Rider]
     [Target Benefit Asset Allocation Rider]
     [Quarterly Value Death Benefit Rider]
     [Waiver of Withdrawal Charge Rider]
     [Individual Retirement Annuity Endorsement]
     [Roth Individual Retirement Annuity Endorsement]
     [Unisex Endorsement]
     [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER: [ALLIANZ] SERVICE CENTER
                [P.O. Box 1122
                Southeastern, PA 19398-1122
                800-624-0197]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 depends on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 depends on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options are provided upon request.

                                   TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
                                                       FIXED ANNUITY OPTIONS
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4       OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS
                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE FEMALE
                                                                                    SAME AGE              SAME AGE
               30                2.85   2.72   2.84   2.72    2.84   2.71             2.61                  2.61        2.81  2.70
               40                3.17   2.97   3.16   2.97    3.14   2.96             2.82                  2.82        3.10  2.94
               50                3.67   3.38   3.65   3.37    3.58   3.34             3.14                  3.14        3.51  3.29
               60                4.50   4.03   4.43   4.01    4.18   3.90             3.67                  3.67        4.13  3.84
               70                6.03   5.23   5.70   5.10    4.83   4.62             4.59                  4.58        5.11  4.72
               80                8.92   7.68   7.43   6.88    5.21   5.16             6.40                  6.21        6.66  6.18
               90                14.75 13.12   8.94   8.74    5.27   5.27             10.23                 8.42        9.39  8.81

                            TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
                                    VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
 AGE OF ANNUITANT ON THE INCOME    OPTION 1             OPTION 2                    OPTION 3              OPTION 4        OPTION 5
              DATE
                                                GUARANTEED     GUARANTEED      100% JOINT AND LAST    GUARANTEED PERIOD
                                                PERIOD OF      PERIOD OF            SURVIVOR                 OF
                                                 10 YEARS       20 YEARS                                   10 YEARS

                                 MALE  FEMALE  MALE  FEMALE   MALE  FEMALE        MALE & FEMALE         MALE & FEMALE   MALE  FEMALE
                                                                                    SAME AGE              SAME AGE
               30                4.46   4.36   4.46   4.35    4.45   4.35             4.27                  4.27        4.44   4.35
               40                4.72   4.55   4.71   4.55    4.68   4.53             4.41                  4.41        4.68   4.53
               50                5.18   4.89   5.14   4.87    5.04   4.83             4.65                  4.65        5.06   4.83
               60                5.96   5.49   5.86   5.45    5.56   5.31             5.10                  5.10        5.70   5.36
               70                7.49   6.65   7.07   6.47    6.13   5.94             5.96                  5.94        6.77   6.27
               80                10.42  9.12   8.68   8.16    6.46   6.41             7.72                  7.50        8.54   7.94
               90                16.30 14.63  10.08   9.89    6.51   6.51             11.54                 9.58        11.63 10.92


S40779                                [3C]                            [SWC]

                             LIFETIME PLUS BENEFIT
                               CONTRACT SCHEDULE

OWNER:               [John Doe]      CONTRACT NUMBER:      [??687456]
JOINT OWNER:         [Jane Doe]
ANNUITANT:           [John Doe]

MINIMUM  INITIAL  CONTRACT  VALUE:   $[10,000  or $25,000 with the No Withdrawal
Charge option]

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
{BASE}
[During the Accumulation Phase, the total M&E Charge is [2.10]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.40]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.25]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.55]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{BONUS}
[During the Accumulation Phase, the total M&E Charge is [2.40]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.70]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.55]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.85]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Annuity Phase, the M&E Charge is [1.70]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

S40780                                                                     [LPB]

{SHORTENED W/D CHARGE}
[During the Accumulation Phase, the total M&E Charge is [2.35]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.65]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.50]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.80]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{NO W/D CHARGE}
[During the Accumulation Phase, the total M&E Charge is [2.45]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.75]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.60]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.90]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John Doe]       RIDER EFFECTIVE DATE:  [01/15/08]
                   [Jane Doe]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age [80] or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: [15] calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15[th]] of a calendar month.

FREE WITHDRAWAL PRIVILEGE: The Free Withdrawal Privilege is no longer available to you on or after the Benefit Date.

MINIMUM LIFETIME PLUS PAYMENT: $[100]


S40780                                                                     [LPB]

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: All Covered Persons must be at least age [50] and no Covered Person can be over age [90] on the Benefit Date.

                ANNUAL MAXIMUM LIFETIME PLUS PAYMENT TABLE:

   AGE BAND OF THE COVERED PERSON, OR YOUNGER COVERED PERSON FOR JOINT LIFETIME PLUS        ANNUAL MAXIMUM LIFETIME PLUS PAYMENT
                                       PAYMENTS                                                          PERCENTAGE
                                       [50 to 59                                                             4%
                                       60 to 69                                                              5%
                                       70 to 79                                                              6%
                                      80 or older                                                           7%]


S40780                                                                     [LPB]

                            LIFETIME PLUS II BENEFIT
                               CONTRACT SCHEDULE

OWNER:               [John Doe]      CONTRACT NUMBER:      [??687456]
JOINT OWNER:         [Jane Doe]
ANNUITANT:           [John Doe]

MINIMUM  INITIAL  CONTRACT  VALUE:   $[10,000  or $25,000 with the No Withdrawal
Charge option.]

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
{BASE}
[During the Accumulation Phase, the total M&E Charge is [2.20]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.50]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.35]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.65]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{BONUS}
[During the Accumulation Phase, the total M&E Charge is [2.50]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.80]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.65]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.95]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Annuity Phase, the M&E Charge is [1.70]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

S40781                                                              [LPBII]

{SHORTENED W/D CHARGE}
[During the Accumulation Phase, the total M&E Charge is [2.45]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.75]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.60]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.90]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{NO W/D CHARGE}
[During the Accumulation Phase, the total M&E Charge is [2.55]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.85]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.70]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [3.00]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

LIFETIME PLUS II BENEFIT:

COVERED PERSON(S):  [John Doe]             RIDER EFFECTIVE DATE:  [04/15/08]
                   [Jane Doe]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS II BENEFIT: The older Covered Person must be age [80] or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: [15] calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15[th]] of a calendar month.

FREE WITHDRAWAL PRIVILEGE: The Free Withdrawal Privilege is no longer available to you on or after the Benefit Date.

MINIMUM LIFETIME PLUS PAYMENT: $[100]

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS II BENEFIT: All Covered Persons must be at least age [50] and no Covered Person can be over age [90] on the Benefit Date.

                ANNUAL MAXIMUM LIFETIME PLUS PAYMENT TABLE:

   AGE BAND OF THE COVERED PERSON, OR YOUNGER COVERED PERSON FOR JOINT LIFETIME PLUS        ANNUAL MAXIMUM LIFETIME PLUS PAYMENT
                                       PAYMENTS                                                          PERCENTAGE
                                       [50 to 59                                                             4%
                                       60 to 69                                                              5%
                                       70 to 79                                                              6%
                                      80 or older                                                           7%]


S40781                                                              [LPBII]

                            LIFETIME PLUS 10 BENEFIT
                               CONTRACT SCHEDULE

OWNER:               [John Doe]      CONTRACT NUMBER:      [??687456]
JOINT OWNER:         [Jane Doe]
ANNUITANT:           [John Doe]

MINIMUM  INITIAL  CONTRACT  VALUE:   $[10,000  or $25,000 with the No Withdrawal
Charge option]

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
{BASE}
[During the Accumulation Phase, the total M&E Charge is [2.20]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.50]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.35]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.65]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{BONUS}
[During the Accumulation Phase, the total M&E Charge is [2.50]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.80]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.65]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.95]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Annuity Phase, the M&E Charge is [1.70]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]


S40782                                                               [LP10]

{SHORTENED W/D CHARGE}
[During the Accumulation Phase, the total M&E Charge is [2.45]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.75]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.60]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.90]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{NO W/D CHARGE}
[During the Accumulation Phase, the total M&E Charge is [2.55]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.85]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for single Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [2.70]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Accumulation Phase, the total M&E Charge is [3.00]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus 10 Benefit. On and after the Benefit Date, the current M&E Charge for joint Lifetime Plus Payments decreases by [0.10]%.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

LIFETIME PLUS 10 BENEFIT:

COVERED PERSON(S):  [John Doe]             RIDER EFFECTIVE DATE:  [04/15/08]
                   [Jane Doe]

MAXIMUM  AGE  FOR SELECTING THE LIFETIME PLUS 10  BENEFIT:   The  older  Covered
Person must be age [80] or younger as of the Rider Effective Date.

EARLIEST BENEFIT  DATE:   [15]  calendar  days  after we receive your Authorized
Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15[th]] of a calendar month.


S40782                                                               [LP10]

FREE WITHDRAWAL PRIVILEGE: The Free Withdrawal Privilege is no longer available to you on or after the Benefit Date.

MINIMUM LIFETIME PLUS PAYMENT: $[100]

AGES  AT  WHICH  YOU CAN EXERCISE THE LIFETIME PLUS  10  BENEFIT:   All  Covered
Persons must be at least age [65] and no Covered Person can be over age [90] on the Benefit Date.

                     ANNUAL MAXIMUM LIFETIME PLUS PAYMENT TABLE:

   AGE BAND OF THE COVERED PERSON, OR YOUNGER COVERED PERSON FOR JOINT LIFETIME PLUS        ANNUAL MAXIMUM LIFETIME PLUS PAYMENT
                                       PAYMENTS                                                          PERCENTAGE
                                       [65 to 79                                                            5%]
                                     [80 or older                                                           6%]


S40782                                                               [LP10]

                         TARGET DATE RETIREMENT BENEFIT
                               CONTRACT SCHEDULE

OWNER:               [John Doe]      CONTRACT NUMBER:      [??687456]
JOINT OWNER:         [Jane Doe]
ANNUITANT:           [John Doe]

MINIMUM  INITIAL  CONTRACT  VALUE:   $[10,000  or $25,000 with the No Withdrawal
Charge option]

PURCHASE PAYMENT PERIOD:     [3] Contract Years from the Rider Effective Date

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
{BASE}
[During the Accumulation Phase, the total M&E Charge is [1.80]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.10]% which is the annualized rate. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{BONUS}
[During the Accumulation Phase, the total M&E Charge is [2.10]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.40]% which is the annualized rate. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Annuity Phase, the M&E Charge is [1.70]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

{SHORTENED W/D CHARGE}
[During the Accumulation Phase, the total M&E Charge is [2.05]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.35]% which is the annualized rate. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]


S40783                                                                [TDR]

{NO W/D CHARGE}
[During the Accumulation Phase, the total M&E Charge is [2.15]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Accumulation Phase, the total M&E Charge is [2.45]% which is the annualized rate. The total M&E Charge includes a charge of [1.75]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.40]% for the Target Date Retirement Benefit.]

[During the Annuity Phase, the M&E Charge is [1.40]% which is the annualized rate.]

[The annualized rate is realized on a daily basis as a calculated percentage of the net asset value of the Investment Option.]

TARGET DATE RETIREMENT BENEFIT:

RIDER EFFECTIVE DATE:  [04/15/08]

INITIAL TARGET VALUE DATE: [04/15/18]

MINIMUM NUMBER OF CONTRACT YEARS TO THE INITIAL TARGET VALUE DATE:  [7]

MAXIMUM AGE FOR SELECTING THE TARGET DATE RETIREMENT BENEFIT: The older Owner must be age [80] or younger as of the Rider Effective Date. If the contract is owned by a non-individual, the Annuitant must be age [80] or younger as of the Rider Effective Date.


S40783                                                                [TDR]